5. Frank Worth Collection	12 Months Ended
Dec. 31, 2017
Investments, All Other Investments [Abstract]
Frank Worth Collection

On November 12, 2014, the Frank Worth Estate agreed to accept $155,000 and 200,000 common shares, with a fair value of $0.05 per share ($10,000), of the Company’s common stock in exchange for sole and exclusive, world-wide, royalty free rights to all negatives, prints, products and other materials the Company possesses including the use of the Frank Worth seal, Frank Worth’s name, likeness, publications and biography plus merchandising and selling rights. $30,000 due under the agreement for royalties was paid in January 2015. The remainder of 125,000 and 200,000 ($10,000) shares of common stock were due and payable on or before May 31, 2015, which was held by the Company until a dispute with the executor of the Estate (the “Claimant”) is settled.

On October 18, 2016, an arbitration hearing was held on this matter. On October 28, 2016, the arbitrator issued an amended award, finding the 2011 Agreement to remain valid, but also recognizing the Company’s demand for clean title to the 38 Key images. Thus, the Company was ordered to pay Claimant $70,000 as final payment due under the November 12, 2014 agreement, payable to the Claimant no later than February 23, 2017. The Company was granted an award for delivery of clean title of the 38 Key images no later than February 23, 2017. In the event, Claimant provides such clean title by such deadline, the parties have the option to comply with the 2011 agreement and enter into negotiations for a new royalty agreement on the 38 Key images. But in the event Claimant does not deliver clean title, the Company shall retain possession of the entire collection, including the 38 Key images with no further obligation to pay royalties. The Claimant failed to deliver clean title by February 23, 2017.

As of December 31, 2017 and 2016, $10,000 and $80,000, respectively, has been provided for in accrued liabilities in the Company’s consolidated balance sheets